UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2007 (September 10, 2007)

WESCORP ENERGY INC.
(Exact name of registrant as specified in its charter)

Deleware	000-30095	33-0921967
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Suite 770, 435 - 4th Avenue S.W., Calgary, Alberta, Canada T2P 3A8
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (780) 482-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

To the extent applicable, the description under Item 3.02 is hereby incorporated by reference.

Item 3.02	Unregistered Sales of Equity Securities

On September 10, 2007, Wescorp Energy Inc. (the “Corporation”) entered into a Subscription Agreement with a certain accredited investor (the “Purchaser”) pursuant to which the Corporation agreed to sell and the Purchaser agreed to purchase 2,500,000 units (each a “Unit”), each Unit consisting of one (1) share (a “Share”) of common stock of the Corporation and one (1) Share purchase warrant (each a “Warrant”) for gross proceeds of $1,250,000 USD. Each Warrant entitles the holder thereof to subscribe for one (1) additional share of common stock at a price of $1.75 USD per Share at any time up until the time of expiry (36 months from the date issue). This description does not purport to be complete, and is qualified in its entirety by reference to the Form of Subscription Agreement and Form of Warrant Agreement, a copy of which is filed as Exhibit 10.1 and 10.2 respectively to this current report and is incorporated by reference into this current report to the extent applicable.

The Units were issued to a non-US resident outside the United States in reliance upon the exemption from registration under Regulation S of the Securities Act and to an “accredited investor” as defined in Rule 501 of the Securities Act. This issuance qualified for exemption from registration because (i) the securities were purchased by a foreign investor only; (ii) the Corporation did not engage in any general solicitation or advertising to market the securities; (iii) the Purchaser was provided the opportunity to ask questions and receive answers from the Corporation regarding the offering; and (iv) the Purchaser received “restricted securities.”

A copy of the press release announcing the foregoing financing and describing the use of proceeds is attached as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

On September 11, 2007, the Corporation issued a press release entitled “Wescorp Energy Announces $1.25 Million Equity Financing”. The press release is attached as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Document
10.1	Form of Subscription Agreement
10.2	Form of Warrant Agreement
99.1	Press Release dated September 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCORP ENERGY INC.

September 13, 2007	By:	/s/ Dougals Biles
Douglas Biles
President and Chief Executive Officer